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                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-61636 and 333-55873) of Tampa Electric Company of our report dated Jan. 14, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                 PricewaterhouseCoopers LLP


Tampa, Florida
March 29, 2000